Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes

8. Income Taxes

Cayman Islands

Under the current tax laws of the Cayman Islands, the Group and its subsidiaries are not subject to tax on their income or capital gains. In addition, upon payment of dividends by the Group to its shareholders, no Cayman Islands withholding tax will be imposed.

Hong Kong

Country Style Cooking International Restaurant Chain Group Ltd. is subject to a profit tax at the rate of 16.5% on assessable profit determined under relevant Hong Kong tax regulations. The Group’s subsidiaries in Hong Kong did not have assessable profits that were derived in Hong Kong during the years ended December 31, 2009, 2010 and 2011, therefore, no Hong Kong profit tax has been provided for in the years presented.

The PRC

The Group’s subsidiaries in the PRC are subject to Enterprise Income Tax (“EIT”) on the taxable income as reported in their respective statutory financial statements adjusted in accordance with the Enterprise Income Tax Law of the People’s Republic of China (“EIT Law”) approved by the National People’s Congress on March 16, 2007. The EIT Law went into effect as of January 1, 2008, which unified the tax rate generally applicable to both domestic and foreign-invested enterprises in the PRC. The Group’s subsidiaries in the PRC are generally subject to EIT at a statutory rate of 25%. However, Chongqing Xinghong Growing Rich Management Co., Ltd. (“Xinghong”) received approval from local Tax Authority to be classified as “Going West” project. This classification entitles Xinghong to enjoy a preferential EIT rate at 15% for the years from 2008 to 2010.

However, In the second quarter of 2011,the PRC National Audit Office issued a letter stating that several restaurant companies, including Xinghong, should not have been granted preferential tax status in 2009. The Company recognized a one-time additional income tax (“EIT”) of RMB17,769 ($2.8 million), which related to the change in the tax rate applicable Xinghong, from the preferential EIT rate of 15% (the “Preferential Tax Treatment”), to the standard EIT rate of 25%, for each of the three years ended December 31, 2008, 2009 and 2010. Of the total additional EIT, RMB6,406 ($1.0 million) relevant to 2009 was paid during the third quarter of 2011 in accordance with instructions received from the local tax authority.

In February 2012, the State Tax Bureau in Chongqing issued a written notice to the Company which confirmed that Xinghong would be permitted to apply the Preferential Tax Treatment for each of the three years ended December 31, 2008, 2009 and 2010. Further, the local tax authority has refunded the additional EIT of RMB6,406 ($1.0 million) paid by Xinghong. The Company believes the determination by the tax authorities, which represents a reversal of an earlier decision taken, is analogous to a settlement of tax position in a tax examination which is a non-recognized subsequent event and has no impact on the 2011 financials.

According to the PRC Tax Administration and Collection Law, the statute of limitations is three years if the underpayment of income taxes is due to computational errors made by the taxpayer. The statute of limitations will be extended to five years under special circumstances, which are not clearly defined, but an underpayment of income tax liability exceeding RMB100 is specifically listed as a special circumstance. In the case of a transfer pricing related adjustment, the statute of limitations is ten years. There is no statute of limitations in the case of tax evasion. Based on the aforementioned tax law, the Company’s returns are subject to tax examination from 2007 to 2011.

The Group recognizes a tax benefit associated with an uncertain tax position when, in our judgment, it is more likely than not that the position will be sustained upon examination by a taxing authority. For a tax position that meets the more-likely-than-not recognition threshold, we initially and subsequently measure the tax benefit as the largest amount that we judge to have a greater than 50% likelihood of being realized upon ultimate settlement with a taxing authority. Our liability associated with unrecognized tax benefits is adjusted periodically due to changing circumstances, such as the progress of tax audits, case law developments and new or emerging legislation. Such adjustments are recognized entirely in the period in which they are identified. Our effective tax rate includes the net impact of changes in the liability for unrecognized tax benefits and subsequent adjustments as considered appropriate by management.

The Groups classifies interest and penalties recognized on the liability for unrecognized tax benefits as income tax expenses. The Group made its assessment of the level of tax authority for each uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measured the unrecognized tax benefits associated with the tax positions. The Group did not have any unrecognized tax benefits as of December 31, 2009, 2010 and 2011. The Group does not anticipate that unrecognized tax benefits will significantly increase within the next twelve months. The Group will classify interest and penalties associated with taxes as income tax expense if any. The Group had no such charges for the years ended December 31, 2009, 2010 and 2011.

Upon the EIT Law and Implementation Regulations, PRC withholding income tax is applicable from January 1, 2008 to dividends to be payable by the Group’s PRC operating subsidiaries based on their profits generated from 2008 onwards to investors that are “non-PRC tax resident enterprises”, which do not have an establishment or place of business in the PRC, or which have such establishment or place of business but the relevant income is not effectively connected with the establishment or place of business, to the extent such dividends have their sources within the PRC. Under such circumstances, dividends distributed from the PRC subsidiaries based on the profits generated from 2008 onwards to non-PRC tax resident group entities shall be subject to the withholding income tax at 10% or a lower tax rate, as applicable. Pursuant to the Double Taxation Arrangement between the PRC and Hong Kong, a company being the Hong Kong tax resident shall be eligible for a reduced withholding tax rate of 5% on dividends where the Hong Kong company directly owns at least 25% of the capital of the PRC company which pays the dividends and meets the conditions of beneficial owner.

The PRC subsidiaries declared dividend for the earnings of year 2008 in year 2009 amount to RMB6,800 from its undistributed earnings and incurred a payment of RMB680 on withholding taxes. The Group did not accrue deferred tax liabilities related to withholding tax for the earnings in its PRC subsidiaries for 2009, 2010 and 2011, as the Group plans to indefinitely reinvest undistributed profits earned after December 31, 2008 from its PRC subsidiaries.

The current and deferred portions of income tax expense included in the consolidated statements of operations and comprehensive income are as follows:

	Year Ended December 31,
	2009	2010	2011
	RMB
Current	(12,557)	(16,597)	(42,467)
Deferred	2,638	5,462	10,172
Change in valuation allowance	(1,713)	(3,416)	(5,600)

Total	(11,632)	(14,551)	(37,895)

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amount used for income tax purposes. The components of deferred income tax assets and liabilities at December 31, 2010 and 2011 were as follows:

	December 31,
	2010	2011
	RMB (000’)
Deferred tax assets:
Net operating loss carry forward	4,829	9,191
Deferred rent	2,842	5,817
Accrued payroll and other expense	994	2,917
FA impairment	337	841
Other	106	331
Valuation allowance	(5,402)	(11,002)

Total deferred tax assets	3,706	8,095

Deferred tax assets are analyzed as:
Current	639	3,216
Non-current	3,067	4,879

Total deferred tax assets	3,706	8,095

Deferred tax liabilities:
Foreign-currency forward exchange contracts	(183)	—

Total deferred tax liabilities—current	(183)	—

As of December 31, 2011, the Group had tax loss carry forwards of RMB36,765 ($5.8 million) which will expire between 2012 and 2016 if not used.

The Group considers positive and negative evidence to determine whether some portion or all of the deferred tax assets will more likely than not be realized. This assessment considers, among other matters, the nature, frequency and severity of recent losses, forecasts of future profitability, the duration of statutory carry-forward periods, the Group’s experience with tax attributes expiring unused and tax planning alternatives. Valuation allowances have been established for deferred tax assets based on a more likely than not threshold. The Group’s ability to realize deferred tax assets depends on its ability to generate sufficient taxable income within the carry-forward periods provided for in the tax law. The Group has considered the following possible sources of taxable income when assessing the realization of deferred tax assets:

•	Future reversals of existing taxable temporary differences;

•	Further taxable income exclusive of reversing temporary differences and carry forwards;

•	Future taxable income arising from implementing tax planning strategies.

The Group also considers historical operating results to the assessment. At December 31, 2010 and 2011, the Group had a valuation allowance of RMB5,402 and RMB11,002 ($1.7 million),respectively, against net deferred tax assets primarily due to net operating loss carry forwards where realization of the related deferred tax asset amounts was not likely, and, to a lesser degree, deferred rent and long-lived assets impairment.

The Group’s effective tax rates were 20.5%, 18.8% and 122.5% for the years ended December 31, 2009, 2010 and 2011, respectively. A reconciliation of the PRC statutory tax rate to the effective tax rate for the years ended December 31, 2009, 2010 and 2011 was as follows:

	2009	2010	2011
PRC statutory tax rate	25.0%	25.0%	25.0%
Effect of different tax rate of Group entities operating in other jurisdictions or under different tax status	2.8%	1.3%	15.0%
Tax effect of non-deductible expenses, net	0.4%	(0.3)%	6.5%
Effect of tax holidays	(11.9)%	(11.7)%	—
Withholding tax on dividends	1.2%	—	—
Effect of change in valuation allowance	3.0%	4.4%	18.1%
One time tax levy	—	—	57.4%
Others	—	0.1%	0.5%

Effective EIT rate	20.5%	18.8%	122.5%

The aggregate amount and per share effect of the tax holiday are as follows:

	2009	2010	2011
	RMB except per share amounts
The aggregate dollar effect	6,730	9,031	—
Per share effect — basic	0.08	0.11	—
Per share effect — diluted	0.08	0.10	—